CVR DYNAMIC ALLOCATION FUND

Institutional Shares (CVRAX)
Investor Shares (CVRVX)

PROSPECTUS
April 1, 2015 As Supplemented April 6, 2015

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section

Investment Objective

The CVR Dynamic Allocation Fund (the "Fund") seeks long-term capital appreciation while preserving capital in declining markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	2.04%	2.04%
Acquired Fund Fees and Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses(1)	3.32%	3.57%
Fee Waiver and/or Expense Reimbursement(2)	(1.67)%	(1.67)%
Net Annual Fund Operating Expenses	1.65%	1.90%

(1)Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses ("AFFE").

(2)CVR Portfolio Funds LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) of Institutional Shares to 1.65% and Investor Shares to 1.90%, through March 31, 2016 (the "Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement (2) is approved by the Board and (3) does not cause the Net Annual Fund Operating Expenses of a class to exceed the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap for the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$168	$866	$1,587	$3,499
Investor Shares	$193	$940	$1,708	$3,727

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 157% of the average value of its portfolio.

Principal Investment Strategies

The Fund takes a risk managed approach in pursuit of its investment objective by investing in three principal investment strategies. Allocations are based on fundamental screens, quantitative research and a multi-asset class absolute return strategy. The Fund implements the strategies by investing globally in a broad range of instruments, including, but not limited to, equities (of small-, large- and mid-cap companies), ETFs and a sub-advised absolute return strategy. The Adviser believes that the Fund's three principal strategies are subject to different and in some cases contrary risks so that the value of the Fund's investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investment strategies taken by itself. That said, the Fund may not always be invested in all three strategies, depending on, among other things, the size of the Fund and/or prevailing market conditions.

The strategies employed by the Fund are:

Focused U.S. Equity: The Focused U.S. Equity strategy uses a custom fundamental screen to evaluate a universe of U.S. listed common stocks for inclusion in the strategy. The Adviser's security selection process begins with screening a universe of U.S. listed common stocks included in the S&P 500 Index, Russell 3000 Index, S&P 600 Smallcap Index, S&P 400 Midcap Index and ranking the securities based on a systematic methodology. From this universe, the Adviser uses a proprietary strategy to construct a portfolio of approximately 20-30 of the highest ranked common stocks. The Adviser believes the Fund's portfolio will be weighted in favor of companies that present stronger fundamental characteristics and may outperform a market capitalization-weighted portfolio from the same universe of securities.

The Adviser may sell a security when the Adviser's metrics indicate it to be overvalued relative to other securities in the universe or to be an otherwise unattractive investment.

Defensive Equity ETF: The Defensive Equity ETF strategy primarily invests in ETFs and /or equity securities, including common and preferred stocks, representing industries or industry groups that are chosen for exposure to investment drivers and themes including: consumer discretionary spending, media related services, government spending such as defense/infrastructure, energy consumption, banking, insurance and financials, healthcare and biotech, internet services and infrastructure, technology and software related services, and transportation. Through the tactical ETF strategy, the Fund may invest in a basket of securities to represent a proxy for a selected ETF if it is determined that investment in the ETF is not feasible or otherwise not in best interest of the Fund.

To manage risk and support the Adviser's objective of preserving capital in declining markets, the Adviser utilizes a quantitative model to determine when abnormal market conditions exist. The model analyzes price and volatility changes of the U.S. equity market, as well as of each sector or industry ETF (or proxy thereon) in which the Fund is invested. The model determines the percentage of strategy assets to be invested in each ETF, or in cash in the event that the model determines a given sector is expected to depreciate in value.

Absolute Return: The Adviser works with a Subadviser to manage the Absolute Return strategy. The Absolute Return strategy is a quantitative, systematic global macro strategy. The investment program establishes long and short positions in a broadly diversified global portfolio of fixed income, currencies, equity indices and commodities. The program utilizes independent strategies that employ their own set of fundamental and/or technical factors, which provide diversification across strategy and asset class.

The Absolute Return strategy uses a multi-determinant model to rebalance the independent strategies. Exposure is generally managed using models that interpret macroeconomic, relative value, inflation, interest rate and price related data. The Absolute Return strategy may achieve its exposure to the instruments in which it invests by using derivatives rather than holding those assets directly. Such derivatives include currency future and forward contracts, commodity future and forward contracts, and equity index futures. The Fund may enter into either long or short positions in the future and forward contracts.

A portion of the Fund's assets may be held in cash or cash equivalent investments, including, but not limited to, short-term investment funds and/or U.S. Government securities.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following additional risks could affect the value of your investment:

Asset Allocation Risk. The Fund's ability to achieve its investment objective depends upon the Adviser's analysis of various factors and Adviser's ability to select the appropriate mix of asset classes based on its analysis of such factors, which may prove incorrect. The Fund may experience losses or poor relative performance if the Adviser allocates a significant portion of the Fund's assets to an asset class that does not perform as the Adviser anticipated, including relative to other asset classes. The Fund may underperform funds that allocate their assets differently than the Fund.

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative investments (such as futures and forwards) may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Common and Preferred Stock Risk. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks are sensitive to movements in interest rates. The Fund's common and preferred stock holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which directly relate to the issuer of a security.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund's investment.

Currency Risk. The Fund may invest in securities that trade in and/or receive revenues in foreign currencies or in derivatives that provide exposure to foreign currencies. These investments are subject to the risk that the foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivatives Risk. Derivatives, such as options, futures and forward contracts, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid. The Fund's use of derivatives may also expose the Fund to greater or different risks, including the following:

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation and offsetting positions will not limit the Fund's exposure to loss, and the Fund may incur investment risk with respect to the segregated assets and offsetting positions to the extent that, but for the applicable segregation requirement and/or the need for the offsetting positions, the Fund would sell the segregated assets and/or offsetting positions.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Tax Risk is the risk that the use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions to shareholders.

Exchange Traded Funds Risk. An investment in an ETF involves substantially the same risks as investing directly in the underlying securities. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund's performance. The Fund must pay its pro rata portion of an ETF's fees and expenses. Shares of an ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Foreign Investments Risk. Foreign investments may be subject to the same risks as domestic investments and to additional risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Forward and Futures Contract Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

Hedging Risk. Gains or losses from positions in hedging instruments, such as options, may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, the Fund may be unable to close the transaction at the time and price the Adviser would like. This may result in a loss to the Fund.

High Turnover Risk. The Fund's strategy may result in high turnover rates, which may increase the Fund's brokerage commission costs and negatively impact the Fund's performance. Such portfolio turnover also may generate net short-term capital gains.

Holding Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest in is rapidly rising.

Large Capitalization Company Risk. The Fund's investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Leverage Risk. Derivatives and other transactions that give rise to leverage may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate investments when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Management Risk. The Fund's ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends.

Market Risk. The value of the Fund's shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Mid Capitalization Company Risk. The Fund's investments in mid capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models supplied by third parties and information and data supplied by third parties ("Models and Data"). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund's investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, "model prices" will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Short Position Risk. The Fund will incur a loss from a short position if the value of the reference instrument increases after the time the Fund entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund's losses, and also may involve credit and counterparty risk. A fund that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the fund does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Small Capitalization Company Risk. The Fund's investments in small capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Tax Risk. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, in part, derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from commodities and certain commodity-linked derivative instruments in which the Fund may invest is not considered qualifying income. The Fund intends to restrict its income from direct investments in commodities and commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10 percent of its gross income.

The tax treatment of commodities or commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse actions, the income of the Fund from certain commodities or commodity-linked derivatives were to be treated as non-qualifying income, the Fund might fail to qualify as a RIC and would be subject to federal income tax at the Fund level.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund's net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Institutional Class of the Fund for 2014. The table shows how the Fund's average annual returns for one year and since inception compare with those of a broad measure of market performance. The broad-based indices are the S&P 500® Index, which measures the performance of U.S. large capitalization stocks, and the HFRX Equity Hedge Index, which measures the performance of a large universe of hedge fund strategies. Updated performance information is available at cvrfunds.com or by calling (855) 328-7691 (toll free).

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

During the period shown, the highest return for a quarter was 4.48% for the quarter ended June 30, 2014, and the lowest return was -1.68% for the quarter ended September 30, 2014.

Average Annual Total Returns
(For the periods ended December 31, 2014)

	1 Year	Since Inception 12/30/13
Return Before Taxes	7.17%	7.26%
Return After Taxes on Distributions	7.01%	7.10%
Return After Taxes on Distributions and Sale of Fund Shares	4.19%	5.52%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	14.10%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	1.42%	1.65%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. CVR Portfolio Funds LLC is the Fund's investment adviser.

Subadviser. SSARIS Advisors, LLC is a Subadviser to the Fund and manages the Absolute Return strategy of the Fund.

Portfolio Managers. Peter Higgins, CAIA and William Monaghan, CAIA, both of CVR Portfolio Funds LLC, have been co-portfolio managers of the Fund since its inception and are primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (855) 328-7691 (toll free) or writing to the Fund at CVR Dynamic Allocation Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	None	$2,500	$100
Retirement Accounts	$100,000	None	$2,500	$100

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-exempt investors (such as tax-deferred retirement plans and accounts) as ordinary income or capital gains. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Details Regarding Principal Investment Strategies And Risks

The Fund seeks long-term capital appreciation while preserving capital in declining markets. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. The Fund, however, will provide shareholders with at least 60 days' notice prior to making any changes to the investment objective.

The investment policy of the portfolio reflects the opinion of the Adviser that financial markets will continue to exhibit marked fluctuations related to global central bank operations, interconnectivity of global markets, high-frequency trading and variability of global fund flows. The investment strategy of the Fund acknowledges a broad range of economic outcomes and is structured to outperform the Standard & Poor's 500 Index over a full market cycle.

Additional Information Regarding Principal Investment Strategies

The Fund takes a risk managed approach in pursuit of its investment objective by investing in three principal strategies. Allocations are based on fundamental screens, quantitative research and a multi-asset class absolute return strategy. The Fund implements the strategies by investing globally in a broad range of instruments, including, but not limited to, equities (of small-, large- and mid-cap companies), ETFs and a sub-advised absolute return strategy. The Fund may achieve its exposure to any of the asset classes by using derivatives rather than holding those assets directly. The Fund may also use derivatives for hedging purposes. The Adviser believes that the Fund's three principal strategies are subject to different, and in some cases, contrary risks so that the value of the Fund's investments in the aggregate will be subject to less risk over the long term than the risk associated with any one of the investment strategies taken by itself. That said, the Fund may not always be invested in all three strategies, depending on, among other things, the size of the Fund and/or prevailing market conditions.

The strategies employed by the Fund are:

Focused U.S. Equity: The Focused U.S. Equity strategy uses a custom fundamental screen to evaluate a universe of U.S. listed common stocks for inclusion in the strategy. The Adviser's security selection process begins with screening a universe of U.S. listed securities included in the S&P 500 Index, Russell 3000 Index, S&P 600 Smallcap Index, S&P 400 Midcap Index and ranking the securities based on a systematic methodology. From this universe, the Adviser uses a proprietary strategy to construct a portfolio of approximately 20-30 of the highest ranked common stocks. The custom fundamental screen identifies securities with a history of high profitability, low price to earnings ratios and low price to free cash flow. Factors that are considered when measuring profitability and valuation are metrics such as return on assets, return on invested capital and earnings yield. The Adviser may use other fundamental metrics including dividends, sales, assets, cash flow and income. The Adviser retains full discretion to add, subtract or revise the factors utilized, weightings and processes applied to construct the portfolio as well as discretion to determine the market capitalization of securities for purchase by the Fund. By investing in a portfolio of approximately 20-30 securities weighted by the Adviser's assessment of fundamental value, as opposed to market capitalization, the Adviser believes the Fund's portfolio will be weighted in favor of companies that present stronger fundamental characteristics and may outperform a market capitalization-weighted portfolio from the same universe of securities.

The Adviser may sell a security when the Adviser's metrics indicate it to be overvalued relative to other securities in the universe or to be an otherwise unattractive investment.

Defensive Equity ETF: The Defensive Equity ETF strategy primarily invests in ETFs and /or equity securities, including common and preferred stocks, representing industries or industry groups that are chosen for exposure to investment drivers and themes including: consumer discretionary spending, media related services, government spending such as defense/infrastructure, energy consumption, banking, insurance and financials, healthcare and biotech, internet services and infrastructure, technology and software related services and transportation.

To manage risk and support the Adviser's objective of preserving capital in declining markets, the Adviser utilizes a quantitative model to determine when abnormal market conditions exist. The model analyzes price and volatility changes of the U.S. equity market, as well as of each sector or industry ETF (or proxy thereon) in which the Fund is invested. The model determines the percentage of strategy assets to be invested in each ETF, or in cash in the event that the model determines a given sector is expected to depreciate in value.

The Fund has the flexibility to be invested in any combination of ETFs and/or securities representing a proxy for chosen ETFs along with a combination of cash or high-quality short-term securities.

Absolute Return: The Adviser works with a Subadviser to manage the Absolute Return strategy. The Absolute Return strategy is a quantitative, systematic global macro strategy. The investment program establishes long and short positions in a broadly diversified global portfolio of fixed income, currencies, equity indices and commodities. The program utilizes independent strategies that employ their own set of fundamental and/or technical factors, which provide diversification across strategy and asset class.

The Absolute Return strategy uses a multi-determinant model to rebalance the independent strategies. Exposure is generally managed using models that interpret macroeconomic, relative value, inflation, interest rate and price related data. The Absolute Return strategy may achieve its exposure to the instruments in which it invests by using derivatives rather than holding those assets directly. Such derivatives include currency future and forward contracts, commodity future and forward contracts, and equity index futures. The Fund may enter into either long or short positions in the future and forward contracts.

Equity Strategies: The equity strategies take long and short positions in equity securities across world markets, including the United States, Europe, Japan, and Canada. These strategies employ quantitative models that use both fundamental and technical inputs when evaluating the attractiveness of equity securities.

Fixed-Income Strategies: The fixed-income strategies take long and short positions primarily across the yield curves of developed markets, including those of the United States, United Kingdom, Germany, Japan, and Australia. These strategies attempt to position the portfolio at an optimal duration exposure, given several fundamental and technical market factors.

Systematic Global Macro Strategy: The systematic global macro strategy includes trend-following, relative value, momentum, breakout, and pattern-recognition strategies spanning multiple time horizons. It is quantitative and systematic in nature, employing price series analysis to actively manage a portfolio of global futures, options, and forwards. Systematic Global Macro Strategies seek to provide a source of non-correlated return to most traditional stock and bond markets and have exhibited negative correlation during periods in which traditional markets experience stress.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The principal risks that may adversely affect the Fund's net asset value ("NAV") per share or total return have previously been summarized under the Fund's "Summary Section." These risks are discussed in more detail below.

The Fund is designed for long-term investors and is not a complete investment program. You may lose money by investing in the Fund.

Asset Allocation Risk. The Fund's ability to achieve its investment objective depends upon the Adviser's analysis of various factors and the Adviser's ability to select the appropriate mix of asset classes based on its analysis of such factors, which may prove incorrect. The Fund may experience losses or poor relative performance if the Adviser allocates a significant portion of the Fund's assets to an asset class that does not perform as the Adviser anticipated, including relative to other asset classes. The Fund may underperform funds that allocate their assets differently than the Fund.

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodities and commodity-linked derivative investments (such as futures and forwards) may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Common and Preferred Stock Risk. Common and preferred stocks may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons which may relate directly to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund's investment. The Fund may experience significant delays in recovering an investment in a bankruptcy or other reorganization proceeding, and recover only a limited amount or none of its investment in such circumstances.

Currency Risk. Because the Fund invests in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U. S. or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund's performance. The successful use of derivatives generally depends on the Adviser's ability to predict market movements.

The Fund may use derivatives as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. Under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund's investments in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may use derivatives to hedge (or reduce) exposure to a portfolio asset or risk. The Fund may also use derivatives to manage cash.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk, and general market risks. The Fund's use of derivatives may also expose the Fund to greater or different risks include the following:

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

Segregation Risk is the risk associated with any requirements, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation and offsetting positions will not limit the Fund's exposure to loss, and the Fund may incur investment risk with respect to the segregated assets and offsetting positions to the extent that, but for the applicable segregation requirement and/or the need for the offsetting positions, the Fund would sell the segregated assets and/or offsetting positions.

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Tax Risk is the risk that the use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a RIC. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund's taxable income or gains and distributions to shareholders.

Exchange Traded Funds Risk. An investment in an ETF involves substantially the same risks as investing directly in the underlying securities. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund's performance. The Fund must pay its pro rata portion of an ETF's fees and expenses. Shares of an ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Foreign Investments Risk. The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization, increased taxation or confiscation of investors' assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer's securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Forward and Futures Contract Risk. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the price of the contract and the change in value of the underlying asset; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close such a contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a contract will default in the performance of its obligations; and (vi) if the Fund has insufficient cash, it may have to sell investments to meet daily variation margin requirements on a futures contract, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

Hedging Risk. Gains or losses from positions in hedging instruments, such as options, may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, the Fund may be unable to close the transaction at the time it would like. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce the Fund's return, or result in a loss to the Fund.

High Turnover Risk. The Fund's investment strategy may result in high turnover rates. This may increase the Fund's brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission cost incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Holding Cash and Cash Equivalents Risk. The Adviser may hold cash positions when the Adviser believes that the applicable market is not producing returns greater than the short-term cash investments in which the Fund may invest. This is particularly true when the market for other investments in which the Fund may invest in is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Leverage Risk. Derivatives and other transactions that give rise to leverage may cause the Fund's performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate investments when it may not be advantageous to do so to satisfy its obligations. Leveraging may expose the Fund to losses in excess of the amounts invested or borrowed.

Management Risk.  The skill of the Adviser will play a significant role in the Fund's ability to achieve its investment objective. The Fund's ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends. In addition, the Fund's ability to achieve its investment objective depends on the Adviser's ability to select stocks, particularly in volatile stock markets. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Market Risk. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the Fund's shares will go up and down as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Mid Capitalization Company Risk. The Fund's investments in mid capitalization companies may be less liquid and their securities' prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models supplied by third parties and information and data supplied by third parties ("Models and Data"). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund's investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, "model prices" will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Short Position Risk. The Fund will incur a loss from a short position if the value of the reference instrument increases after the time the Fund entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund's losses, and also may involve credit and counterparty risk. A fund that enters into a short position may lose more money than the actual cost of the short position and its potential losses may be unlimited if the fund does not own the reference instrument and it is unable to close out of the short position. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Small Capitalization Company Risk. Investments in small capitalization companies may entail greater risks and their securities' prices may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small capitalization companies may be traded in lower volume and be less liquid. At certain times, the general market may not favor the smaller, growth-oriented companies in which the Fund invests and as a result the Fund could underperform the general market. Smaller companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company's operations and performance which could have a significant impact on the price of the security. These factors could adversely affect the Fund 's ability to sell such securities at a desirable time and price.

Tax Risk. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, in part, derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from commodities and certain commodity-linked derivative instruments in which the Fund may invest is not considered qualifying income. The Fund intends to restrict its income from direct investments in commodities and commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10 percent of its gross income.

The tax treatment of commodities or commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse actions, the income of the Fund from certain commodities or commodity-linked derivatives were to be treated as non-qualifying income, the Fund might fail to qualify as a RIC and would be subject to federal income tax at the Fund level.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund's net asset value per share to experience significant increases or declines in value over short periods of time.

Management

The CVR Dynamic Allocation Fund (the "Fund") is a series of Forum Funds II (the "Trust"), an open-end, management investment company (mutual fund). The Board of Trustees (the "Board") oversees the management of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust's executive officers may be found in the Fund's Statement of Additional Information (the "SAI"), which is available from the Adviser's website at cvrfunds.com.

The Adviser and Subadviser

The Fund's investment adviser is CVR Portfolio Funds LLC, One Bromfield Street, Suite 5100, Boston, MA 02108. As of February 28, 2015, the Adviser had approximately $21.151 million of assets under management.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator under the Commodity Exchange Act and the Adviser is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

The Adviser receives an advisory fee at an annual rate equal to 1.10% of the Fund's average annual daily net assets and pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) of Institutional Shares to 1.65%, and Investor Shares to 1.90% through March 31, 2016 ("Expense Cap"). The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Net Annual Fund Operating Expense of a class to exceed the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Board. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply. For the fiscal year ended November 30, 2014 the Adviser waived its entire advisory fee for the Fund.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement with the Adviser and the Sub-Advisory Agreement between the Adviser and the Subadviser will be available in the Fund's semi-annual report for the period ending May 31, 2014. Subject to the general oversight of the Board, the Adviser is directly responsible for making the investment decisions for the Fund. The Adviser delegates the day-to-day management of the Absolute Return strategy of the Fund to SSARIS Advisors, LLC, the Adviser retains overall supervisory responsibility of the general management and investment of the Fund's assets.

SSARIS Advisors, LLC was founded in 2001 and provides investment advisory services for other pooled investment vehicles and institutions. Its address is Wilton Corporate Center, Courtside Building, Suite 2C, 187 Danbury Road, Wilton, CT 06897.

Portfolio Managers

Peter Higgins and William Monaghan, both of CVR Portfolio Funds LLC, have been the co-portfolio managers of the Fund since its inception in 2013 and are jointly responsible for the day-to-day management of the Fund.

•Peter Higgins Prior to joining the Adviser in 2013, Mr. Higgins, from 2011 through 2013, had been a Managing Director at State Street as an institutional equity trader in State Street's Global Markets Group. Prior to State Street, he held the position of Partner and Head of Trading at Pulse Trading, a Boston-based institutional broker/dealer, from 2004 to 2011. Mr. Higgins holds the Charted Alternative Investment Analyst designation ("CAIA") and currently serves on the Executive Board of the Boston CAIA Chapter.

•William Monaghan Prior to joining the Adviser in 2013, Mr. Monaghan, from 2010 through 2013, was a Partner and Senior Consultant for CTC Consulting, an investment consulting firm providing investment advice to high net worth families, multi-family offices, trust, endowments, foundations and pension plans. He was a voting member of CTC's Investment Committee. Prior to CTC Consulting, from 2008-2010, Mr. Monaghan was founder and Chief Investment Officer of Pinyon Peak Capital Management LLC, a diversified fund of hedge funds. Mr. Monaghan holds the Charted Alternative Investment Analyst designation and currently serves as the President of the Boston CAIA Chapter.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

Manager of Managers Structure

The Fund's Board and its shareholders have approved a "manager of managers" structure that permits the Adviser to appoint and replace subadvisers and enter into, materially amend and terminate sub-advisory agreements with other investment managers with respect to the Fund, subject to Board approval but without shareholder approval (the "Manager of Managers Structure").

The ability to implement the Manager of Managers Structure with respect to the Fund is pursuant to an exemptive order from the SEC ("Exemptive Relief"). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new subadviser within 90 days of the hiring of the new subadviser. In the future, the Adviser may propose to appoint or replace one or more subadvisers subject to Board approval and applicable shareholder notice requirements.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of such subadvisory agreements. Under the Manager of Managers Structure, the Adviser maintains the ultimate responsibility, subject to the oversight of the Board, to oversee the subadvisers and recommend their hiring and replacement. The Manager of Managers Structure provides the Adviser with the discretion to terminate any subadviser and allocate and reallocate the Fund's assets for management among the subadvisers and itself. The Manager of Managers Structure does not permit investment management fees paid by the Fund to be increased without shareholder approval or change the Adviser's responsibilities to the Fund including responsibility for all advisory services furnished by a subadviser.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides fund accounting, fund administration, and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly-owned subsidiary of Atlantic Fund Administration, LLC, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the "Distributor"), the Trust's principal underwriter, acts as the Trust's distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholder servicing fees, are charged directly to that class. The Adviser or other service providers may waive all or any portion of their fees and may reimburse certain expenses of the Fund. Any agreement to waive fees or to reimburse expenses increases the investment performance of the Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect.

Your Account

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund's close will receive that day's NAV. Requests received in good order after the Fund's close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

When and How NAV is Determined. Each Fund class calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. Since the Fund may invest in securities that trade on foreign securities markets, which may be open on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders are not able to purchase or redeem Fund shares.

The NAV of each Fund class is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class and then dividing the result (net assets) by the number of outstanding shares of the class.

How to Contact the Fund

Website Address:

cvrfunds.com

E-mail the Fund at:

cvrfunds.ta@atlanticfundservices.com

Write the Fund:

CVR Dynamic Allocation Fund
P.O. Box 588
Portland, Maine 04112

Overnight Address:

CVR Dynamic Allocation Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Telephone the Fund at:

(855) 328-7691 (toll free)

Wire investments (or ACH payments):

Please contact the transfer agent at (855) 328-7691 (toll free) to obtain the ABA routing number and account number for the Fund.

The Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in non-exchange traded investment companies are valued at their NAVs.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations. To the extent that the Fund invests in non-exchange traded investment companies, the prospectuses for those investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund's investments in foreign securities are more likely to require a fair value determination than investments in domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents, including the designees of such entities (collectively, "financial intermediaries"), to accept purchase and redemption orders on the Fund's behalf. If you invest through a financial intermediary the policies and fees of the financial intermediary may be different from the policies and fees if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary, who is an agent of the Fund for the purposes of accepting orders, receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Payments to Financial Intermediaries. The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund's transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as "revenue sharing." Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Trust's Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI, which is available on the Adviser's website at cvrfunds.com.

Choosing a Share Class

The Fund offers two classes of shares: Institutional Shares and Investor Shares. Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs. The following is a summary of the differences between Institutional Shares and Investor Shares of the Fund. Currently, Investor Shares are not offered for sale.

Institutional Shares. Institutional Shares of the Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Shares are sold without the imposition of initial sales charges and are not subject to Rule 12b-1 fees.

Investor Shares. Investor Shares of the Fund are for retail investors who invest in the Fund directly or through a fund supermarket or other investment platform. Investor Shares are not sold with the imposition of initial sales charges but are subject to a Rule 12b-1 fee of up to 0.25% of the Investor Shares' average daily net assets. A lower minimum initial investment is required to purchase Investor Shares.

	Institutional Shares	Investor Shares
Minimum Initial Investment	$100,000	$2,500
Sales Charges	None	None
Rule 12b-1 Distribution Fees	None	0.25%

Under certain circumstances, an investor's investment in one class of shares of the Fund may be converted into an investment in the other class of shares of the Fund. No gain or loss will generally be recognized for federal income tax purposes as a result of such a conversion, and a shareholder's basis in the acquired shares will be the same as such shareholder's basis in the converted shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of such a conversion, or any exchange of shares.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to "CVR Dynamic Allocation Fund." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "CVR Dynamic Allocation Fund." A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Institutional Shares		Investor Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$100,000	None	$2,500	$100
Retirement Accounts	$100,000	None	$2,500	$100

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

There is no initial or subsequent investment minimum for directors, officers and employees of the Adviser or the spouse, sibling, direct ancestor, or direct descendent (collectively, "relatives") of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.

Type of Account	Requirement
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call, write or e-mail the Fund or visit the Adviser's website for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

How to Open an Account	How to Add to Your Account

By Wire

•Call, write or e-mail the Fund or visit the Adviser's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire •Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment (for Investor Shares only)

•Call, write or e-mail the Fund or visit the Adviser's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•ACH purchases are limited to $25,000 per day.

By ACH Payment (for Investor Shares only)

• Call the Fund to request a purchase by ACH payment.

• The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

• ACH purchases are limited to $25,000 per day.

Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $200 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (855) 328-7691 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund may receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures that the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities will reduce or eliminate market timing.

The investment in securities of small capitalization or mid capitalization companies may make the Fund more susceptible to market timing, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase requests, particularly those requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

How to Sell Shares from Your Account

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name and class;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

• an additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (855) 328-7691 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Institutional Shares	Investor Shares
Standard Accounts	$2,500	$2,500
Retirement Accounts	$2,500	$2,500

Redemptions in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. Pursuant to an election filed with the SEC, under certain circumstances the Fund may pay redemption proceeds in portfolio securities rather than in cash. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

Distribution and Shareholder Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Fund pays the Distributor a fee up to 0.25% of the average daily net assets of Investor Shares for distribution services and/or the servicing of shareholder accounts.

Because the Investor Shares pay distribution fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares.

In addition to paying fees under the Rule 12b-1 plan, the Fund may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

Other Information

Distributions and Dividend Reinvestments. The Fund declares dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Most investors typically have their income dividends and capital gain distributions (each a "distribution") reinvested in additional shares of the distributing Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any Covered Shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Taxes. The Fund intends to qualify each year as a regulated investment company and, as such, generally is not subject to entity level tax on the income and gain it distributes to shareholders. The Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund's distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. The Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

The Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain - a maximum of 15% or 20%, depending on a shareholder's level of taxable income and the shareholder's filing status. A portion of the Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations - the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding real estate investment trusts) and excludes dividends from foreign corporations - subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

At the time you purchase your Fund shares, a Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. A distribution reduces the NAV of Fund shares by the amount of the distribution.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption and any such gain will be taxed to individual and certain other non-corporate shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from the redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund is required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability by the IRS once you provide the required information or certification.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. withholding tax is provided for capital gain dividends paid by a Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

The Fund (or its administrative agent) will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis for shares purchased or acquired ("Covered Shares"). A Fund shareholder who wants to use the average basis method for determining basis in Fund shares for Covered Shares, must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund's default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This tax, if applicable, is reported by you on, and paid with, your federal income tax return and is in addition to any other taxes due on the income described in this paragraph. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, the Fund will mail to its shareholders reports containing information about the income tax status of distributions paid during the year.

Under the Foreign Account Tax Compliance Act ("FATCA"), the Fund will be required to withhold a 30% tax on (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after Dec. 31, 2016, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

For further information about the tax effects of investing in the Fund, please see the SAI. This discussion is not intended or written to be used as tax advice.

This discussion of distributions and taxes is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders' meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report dated November 30, 2014, which is available upon request.

	December 30, 2013 (a) through November 30, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.07)
Net realized and unrealized gain	0.68
Net gain from contribution by affiliate	0.07
Total from Investment Operations	0.68
NET ASSET VALUE, End of Period	$10.68
TOTAL RETURN	6.80	%(c)(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$19,492
Ratios to Average Net Assets: (e)
Net investment loss	(0.70	)%(f)
Net expenses (g)	1.47	%(f)
Gross expenses (h)	3.14	%(f)
PORTFOLIO TURNOVER RATE	157	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Calculation includes affiliate reimbursements and gains incurred on the contribution of capital. Excluding the effects of the net reimbursements from the Fund's ending net asset value per share, total return for the period ending November 30, 2014, would have been 6.10%.
(d)	Not annualized.
(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Net expenses include reimbursement of indirect fees by the Adviser, such as acquired fund fees and expenses.
(h)	Reflects the expense ratio excluding any waivers and/or reimbursements.

CVR DYNAMIC ALLOCATION FUND
INSTITUTIONAL SHARES (CVRAX)
INVESTOR SHARES (CVRVX)

Annual and Semi-Annual Reports

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports, when they are available, and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

CVR Dynamic Allocation Fund
P.O. Box 588
Portland, Maine 04112
(855) 328-7691 (toll free)

cvrfunds.ta@atlanticfundservices.com

cvrfunds.com

The Fund's Prospectus, SAI and annual and semi-annual reports will be available, without charge, on the Adviser's website at: cvrfunds.com.

Securities and Exchange Commission Information

You may also review and copy the Fund's annual and semi-annual reports, when they are available, the SAI and other information about the Fund at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports, when they are available, and the SAI, is available on the SEC's website at www.sec.gov.

219-PRU-0415

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-22842